Exhibit 32.2
SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Science Applications International Corporation (the “Company”) on Form 10-Q for the period ended October 28, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Prabu Natarajan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: December 5, 2022

/S/ Prabu Natarajan
Prabu Natarajan
Chief Financial Officer